Cover	Aug. 14, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002133416
Document Type	S-6
Entity Registrant Name	FT 13135
Document Period End Date	Aug. 14, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in companies headquartered or incorporated in the United States.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust is a unit investment trust that invests in common stocks across the following sectors: energy, financials, health care, industrials and information technology. Our goal with this portfolio is to choose well-capitalized companies with strong market positions that we believe have the potential to provide a greater degree of stability and performance over time. The Trust includes companies that, in the Sponsor’s determination, are poised to see their business recover from the most recent economic cycle.

Through our selection process, we seek to find companies with the following qualities:

•	Well-capitalized with strong balance sheets;
•	Skilled management;
•	High liquidity;
•	Ability to generate earnings growth; and
•	Record of financial strength and profit growth.

We begin with the Russell 3000® Index to create an initial universe of stocks with a market-cap above $10 billion that are in the sectors listed above. Next we examine the historical financial results of the stocks from the initial universe. The stocks are then evaluated using fundamental factors such as sales, earnings and cash flow growth; valuation factors such as price to earnings, price to cash flow, price to sales and price to book; and technical factors such as price momentum and earnings surprises.

An estimated value is calculated for each of the companies utilizing a cash flow return on investment (“CFROI”) method. CFROI is a valuation metric that acts as a proxy for a company’s economic return. CFROI is defined as the average economic return on all of a company’s investment projects in a given year. CFROI gives investors insight into how a company works internally, how the company creates cash, finances its operations, and spends its money. A secondary valuation is also made employing a concept called economic margin. Economic margin measures the return a company earns above or below its cost of capital with the goal of providing a more complete view of a company’s underlying economic vitality. The companies which currently trade at an attractive market price relative to their estimated value are favored over companies that do not.

The final portfolio is then selected by a team of equity analysts who evaluate each stock by examining the stock’s relative valuation and other qualitative factors such as competitive advantages, new products and quality of management.

Our selection process attempts to find the stocks with the best prospects for above-average capital appreciation by identifying those that meet our investment objectives, trade at attractive valuations, and, in our opinion, are likely to exceed market expectations of future cash flows.

The final portfolio is comprised of 40 approximately equally weighted stocks.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities, foreign securities and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.